UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

AMERICAN BIO MEDICA CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-28666	14-1702188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY 12106

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 518-758-8158

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On January 5, 2016, American Bio Medica Corporation (the “Company”) dismissed Liggett, Vogt and Webb, P.A. (“LVW”) as the Company’s independent registered public accounting firm. The dismissal of LVW was approved by the Audit Committee of the Board of Directors of the Company.

The reports of LVW on the Company’s financial statements as of and for the years ended December 31, 2013 and December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not modified or qualified as to uncertainty, audit scope, or accounting principle, except that their reports for the years ended December 31, 2013 and December 31, 2014 contained explanatory language regarding substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2013 and December 31, 2014 and through the date of this Current Report on Form 8-K (the “Report”), there have been no disagreements with LVW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LVW would have caused them to make reference thereto in their reports on the financial statements for the years ended December 31, 2013 or December 31, 2014 or during any interim periods through the date of this Report, and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

A copy of the disclosures contained within this Report have been provided to LVW, and the Company has received a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of this letter is being filed as an exhibit to this Report.

Engagement of Independent Registered Public Accounting Firm

On January 5, 2016, the Company engaged UHY, LLP (“UHY”) as its independent registered public accounting firm for the year ended December 31, 2015. The decision to engage LVW was approved by the Audit Committee of the Board of Directors of the Company.

Prior to UHY’s engagement, and within the last two completed fiscal years, the Company did not consult with UHY or receive either written or oral advice from UHY that was an important factor considered by the Company in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. In addition, within the last two completed fiscal years, the Company has not consulted with UHY concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed with this Report on Form 8-K:

99.1	Letter from Liggett, Vogt & Webb, P.A. dated January 5, 2016 addressed to the United States Securities & Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION (Registrant)

Dated: January 5, 2016	By:	/s/ Melissa A. Waterhouse
Melissa A. Waterhouse
Chief Executive Officer (Principal Executive Officer)
Principal Financial Officer